Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

ACXIOM CORPORATION

Pursuant to its Offer to Purchase

Dated August 7, 2006

THE TENDER OFFER (THE “OFFER”), THE PRORATION PERIOD AND WITHDRAWAL RIGHTS

EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 12, 2006, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

COMPUTERSHARE TRUST COMPANY, N.A.

By Registered, Certified Mail or First Class Mail:	By Hand or Courier Delivery:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
Attention: Corporate Actions	Attention: Corporate Actions
P.O. Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO TENDER SHARES OF COMMON STOCK (THE “SHARES”) HELD IN THE ACXIOM CORPORATION RETIREMENT SAVINGS PLAN OR THE 2005 STOCK PURCHASE PLAN OF ACXIOM CORPORATION. INSTEAD, YOU MUST USE THE SEPARATE “TENDER INSTRUCTION FORMS” SENT TO PARTICIPANTS IN THOSE PLANS.

You should use this Letter of Transmittal if you are tendering physical certificates, or are causing the Shares to be delivered by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”), which is hereinafter referred to as the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Description of Shares Tendered
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional list if necessary)
	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered*

Total Shares

Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration**

1st:                                 2nd:                                 3rd:                                 4th:

*       Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

**     If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

If you desire to tender Shares of Acxiom Corporation (“Acxiom”) pursuant to the Offer, but you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Additional Information if Shares Have Been Lost, Are Being Delivered By Book-Entry Transfer or Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

☐	Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If any certificate evidencing the Shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated you should call Computershare Trust Company, N.A., as Transfer Agent at (877) 498-8861, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 15.

☐	Check here if tendered Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of any Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution

Account No.

Transaction Code No.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER

(See Instruction 5)

☐	The undersigned desires to maximize the chance of having Acxiom purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the purchase price determined by Acxiom pursuant to the Offer. This action will result in receiving a price per Share as low as $25.00 or as high as $27.00.

— OR —

SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

(See Instruction 5)

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the purchase price for the Shares is less than the price checked. If the purchase price for the Shares is equal to or greater than the price checked, then the Shares purchased by Acxiom will be purchased at the purchase price. A stockholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price (unless those Shares were previously tendered and withdrawn).

PRICE (IN U.S. DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐	$25.00	☐	$25.75	☐	$26.50
☐	$25.25	☐	$26.00	☐	$26.75
☐	$25.50	☐	$26.25	☐	$27.00

ODD LOTS

(See Instruction 6)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned:

☐	is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered.

CONDITIONAL TENDER

(See Instruction 16)

A tendering stockholder may condition his or her tender of Shares upon Acxiom purchasing a specified minimum number of the Shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares you indicate below is purchased by Acxiom pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering stockholder’s responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased, if any are purchased, is: Shares

If, because of proration, the minimum number of Shares designated will not be purchased, Acxiom may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her Shares and checked the box below:

☐	The tendered Shares represent all Shares held by the undersigned.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 8, 9 and 10)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup with holding tax required to be withheld) and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue  ☐ Check to:

☐  Share certificate(s) to:

Name(s)
(Please Print)

Address

(Zip Code)

(Taxpayer Identification No.)
☐ Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 8, 9 and 10)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Deliver  ☐  Check to:

☐  Share certificate(s) to:

Name
(Please Print)

Address

(Zip Code)

Signature

IMPORTANT—SHAREHOLDERS SIGN HERE

(PLEASE COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 8.)

(Signature(s) of Owner(s))

Dated: ,	2006

Name (s):

(Please Print)

Capacity: (Full Title)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Employer Identification or Social Security Number:

                                                                                                (See Substitute Form W-9 included herein)

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS 1 AND 8)

Authorized Signature:

Name:

(Please Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated: ,	2006

THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS

See Sections 3 and 13 in the Offer to Purchase, Instruction 11 in this Letter of Transmittal and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9

PAYER’S NAME:

SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE PAYER’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

Part 1—Taxpayer Identification Number—PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

If you do not have a TIN, see the enclosed Guidelines for information on obtaining a number. If you are awaiting (or will soon apply for) a TIN, check the box in Part 2.

Social Security Number - - OR Employer Identification Number -
Part 2—Awaiting TIN ☐ Exempt ☐
Part 3—Certification—Under penalties of perjury, I certify that:
(1) I am a U.S. person (including a U.S. resident alien);
(2) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(3) I am not subject to backup withholding because:
(a) I am exempt from backup withholding,
(b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Certification Instructions—You must cross out item (3) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
	Signature of U.S. Person	Date
Name
Address
	City	State Zip

YOU MUST COMPLETE THE FOLLOWING ADDITIONAL CERTIFICATION IF YOU ARE

AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered, or intend to mail or deliver in the near future, an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office. I understand that 28% of all reportable payments made to me will be withheld if I do not timely provide a correct taxpayer identification number.

Signature	Date:

Ladies and Gentlemen:

The undersigned hereby tenders to Acxiom Corporation, a Delaware corporation (“Acxiom”), the above-described Shares of Common Stock, $0.10 par value per Share, pursuant to Acxiom’s offer to purchase up to 11,111,111 Shares at a price per Share indicated in this Letter of Transmittal, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 7, 2006 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended or supplemented from time to time, constitute the “Offer”). In the event the Purchase Price is less than the maximum of $27.00 and more than 11,111,111 Shares are tendered pursuant to the Offer at or below the Purchase Price, Acxiom intends to exercise its right to purchase up to an additional 2% of its outstanding Shares without extending the tender offer so that it repurchases up to $300,000,000 of its Shares. Acxiom also expressly reserves the right, in its sole discretion, to purchase additional Shares subject to applicable legal requirements.

Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Acxiom all right, title and interest in and to all the Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1)    deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Acxiom;

(2)    present such Shares for transfer and cancellation on the books of Acxiom; and

(3)    receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned understands that Acxiom will determine a single per Share price, not greater than $27.00 nor less than $25.00 per Share, that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer, after taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that Acxiom will select the lowest Purchase Price that will allow it to purchase 11,111,111 Shares or, if a lesser number of Shares are validly tendered and not withdrawn, all such Shares that are properly tendered and not withdrawn. All Shares properly tendered at prices at or below the Purchase Price and not properly withdrawn will be purchased, subject to the conditions of the Offer and the “odd lot” priority, proration and conditional tender provisions described in the Offer to Purchase. The undersigned understands that all stockholders whose Shares are purchased by Acxiom will receive the same Purchase Price for each share purchased pursuant to the Offer.

The undersigned hereby represents and warrants that the undersigned:

(1)    has a net long position in Shares at least equal to the number of Shares being tendered;

(2)    has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by Acxiom, Acxiom will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims; and

(3)    will, upon request, execute and deliver any additional documents deemed by the Depositary or Acxiom to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Acxiom upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Acxiom pay interest on the Purchase Price.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Acxiom may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any Shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions” herein, please mail the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that Acxiom has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof, if Acxiom does not accept for payment any of the Shares so tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

IF YOU PARTICIPATE IN THE RETIREMENT SAVINGS PLAN OR THE STOCK PURCHASE PLAN, YOU MUST NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF THE SHARES ATTRIBUTABLE TO YOUR ACCOUNT. INSTEAD, YOU MUST USE THE SEPARATE TENDER INSTRUCTION FORMS SENT TO PARTICIPANTS IN THOSE PLANS. IF YOU PARTICIPATE IN THE RETIREMENT SAVINGS PLAN OR THE STOCK PURCHASE PLAN YOU SHOULD READ THE SEPARATE TENDER INSTRUCTION FORMS AND RELATED MATERIALS CAREFULLY.

1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 10. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

2.    Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure.    You should use this Letter of Transmittal only if you are forwarding certificates with this Letter of Transmittal or causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender Shares, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal or an Agent’s Message in connection with book-entry transfer and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

Agent’s Message.    The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Acxiom may enforce such agreement against them.

Guaranteed Delivery.    If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:

(a)  such tender must be made by or through an Eligible Institution;

(b)  a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Acxiom must be received by the Depositary by the Expiration Date, specifying the price at which Shares are being tendered, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(c)  the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of all documents, including share certificates, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 6 of the Offer to Purchase, Acxiom will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of the Shares.

3.    Inadequate Space.    If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers and/or the number of Shares on a separate signed schedule attached hereto.

4.    Partial Tenders    (Not applicable to stockholders who tender by book-entry transfer). If you wish to tender (offer to sell) fewer than all of the Shares represented by any certificates that you deliver to the Depositary, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. Unless you indicate otherwise, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. In the case of Shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the Shares will be credited to the appropriate account maintained by the tendering stockholder at the Book-Entry Transfer Facility. In each case, Shares will be returned or credited without expense to the stockholder.

5.    Indication of Price at Which Shares Are Being Tendered.    In order to validly tender by this Letter of Transmittal, you must either:

(a)  check the box under “Shares Tendered at Price Determined Pursuant to the Offer” OR

(b)  check the box indicating the price per Share at which you are tendering Shares, under “Shares Tendered at Price Determined by Stockholder.”

By checking the box under “Shares Tendered at Price Determined Pursuant to the Offer” you agree to accept the Purchase Price resulting from the Offer process, which may be as low as $25.00 or as high as $27.00 per Share. By checking a box under “Shares Tendered at Price Determined by Stockholder,” you acknowledge that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price that you checked.

You may check only one box.    If you check more than one box or no boxes, then you will not be deemed to have validly tendered your Shares. If you wish to tender portions of your share holdings at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Shares. You cannot tender the same Shares at more than one price (unless you previously tendered and withdrew those Shares, as provided in Section 4 of the Offer to Purchase).

6.    Odd Lots.    As described in Section 1 of the Offer to Purchase, if Acxiom purchases less than all Shares tendered and not withdrawn before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares and who tenders all of such Shares. Even if you otherwise qualify for such “odd lot” preferential treatment, you will not receive such preferential treatment unless you complete the box captioned “Odd Lots.”

7.    Order of Purchase in Event of Proration.    Stockholders may specify the order in which their Shares are to be purchased in the event that as a result of the proration provisions or otherwise, some but not all of the tendered Shares are purchased in the Offer. The order of purchase may have an effect on the United States federal income tax treatment of the purchase for the Shares purchased. See Section 1 and Section 13 of the Offer to Purchase.

8.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)  Exact Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

(b)  Joint Holders.    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c)  Different Names on Certificates.    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)  Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

9.    Stock Transfer Taxes.    Except as provided in this Instruction 9, Acxiom will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price by the Depositary, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

10.    Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued and any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check and any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Delivery Instructions” and/or “Special Payment Instructions” on this Letter of Transmittal should be completed.

11.    Federal Income Tax Withholding.    Under the federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder must provide the Depositary with such stockholder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth above.

In general, if a stockholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements (but may be subject to other tax withholding requirements described below). In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Depositary.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Unless Acxiom determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, Acxiom will be required to withhold federal income tax at a rate of 30% from such gross proceeds paid to a foreign stockholder or his agent. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of its source. A foreign stockholder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets the “complete redemption,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in the Offer to Purchase under the caption “United States Federal Income Tax Consequences” or if such stockholder is entitled to a reduced rate of withholding pursuant to a treaty and Acxiom withheld at a higher rate.

In order to obtain a reduced rate of withholding under a tax treaty, a foreign stockholder must deliver to the Depositary, before the payment, a properly completed and executed statement claiming such an exemption or reduction. Such statements can be obtained from the Depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly executed statement claiming such an exemption. Such statements can be obtained from the Depositary. Foreign stockholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

12.    Irregularities.    All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Acxiom in its sole discretion, which determinations shall be final and binding on all parties. Acxiom reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Acxiom’s counsel, be unlawful. Acxiom also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and Acxiom’ interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Acxiom shall determine. None of Acxiom, the Dealer Managers, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

13.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone numbers set forth below.

14.    Stock Option Plans.    If you hold vested options in any of the Company’s stock option plans, then you may exercise such vested options as indicated in the instructions separately sent to you by paying the cash exercise price and receiving Shares which you may then tender by following the instructions set forth in the Offer to Purchase and this Letter of Transmittal. You must exercise your options by not later than 3:00 p.m., Tuesday, September 5, 2006, New York City time, in order to obtain Shares to tender by the Expiration Date.

15.    Lost, Stolen, Destroyed or Mutilated Certificates.    If your certificate or certificates for part or all of your Shares has been lost, stolen, destroyed or mutilated, you should call Computershare Trust Company, N.A., as Transfer Agent, at (877) 498-8861, regarding the requirements for replacement at the address set forth on the cover page of this Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

16.    Conditional Tenders.    As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased. If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether Acxiom accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, Acxiom may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by random lot, if any, Acxiom will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an “odd lot” holder and you tender all of your Shares, you cannot conditionally tender since your Shares will not be subject to proration. Each stockholder is urged to consult his or her own tax advisor.

This Letter of Transmittal, properly completed and duly executed, together with certificates representing Shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 5:00 p.m., New York City time, on the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

TOLL-FREE (877) 750-9497 (From the U.S. and Canada)

(412) 232-3651 (From other countries)

Banks and Brokers Call Collect: (212) 750-5833

The Dealer Managers for the Offer are:

J.P. Morgan Securities Inc. 277 Park Avenue New York, New York 10172 (877) 371-5947 (Call Toll Free)	Stephens Inc. 111 Center Street Little Rock, Arkansas 72201 (800) 643-9691 (Call Toll Free)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for determining the proper taxpayer identification number to provide to the payer — Social Security Numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer Identification Numbers have nine digits separated by one hyphen (i.e., 00-0000000). The table below will help you determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor—trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-member limited liability company (“LLC”) that is disregarded as separate from its member	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
6.	Sole proprietorship or single-member LLC that is disregarded as separate from its owner	The owner(3)

7.	Partnership or multiple member LLC that has not elected to be taxed as a corporation	The partnership or LLC

8.	Corporation or LLC that has elected to be taxed as a corporation	The corporation or LLC

9.	A broker or registered nominee	The broker or nominee

10.	A valid trust, estate or pension trust	The legal entity(4)

11.	Association, club, religious, charitable, educational organization, or other tax-exempt organization	The organization

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal entity, either a trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

If no name is circled when there is more than one name, the number will be considered that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number (“TIN”) or if you do not know your number, obtain Form SS-5 (Application for Social Security Card) or Form SS-4 (Application for Employer Identification Number) at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. In addition, you must check the box marked “Awaiting TIN” in Part 2 of Substitute Form W-9 and sign and date the “Certification of Awaiting Taxpayer Identification Number” at the bottom of the form. If you do not timely provide a TIN, a portion of all reportable payments made to you will be withheld.

Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or a non-exempt trust described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Payments of interest not generally subject to backup withholding include:

•	Payments of interest on obligations issued by individuals, unless such payments equal $600 or more and are paid in the course of the payer’s trade or business and the payee does not provide its correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD COMPLETE AND RETURN SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. Exempt payees should furnish their TIN, check the box labeled “Exempt” in Part 2 and sign and date the form. If you are a foreign person, you must submit the appropriate IRS Form W-8 signed under penalty of perjury attesting to foreign status. Such forms may be obtained from the Depositary or at www.irs.gov.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS